EXHIBIT (s)

                               POWER OF ATTORNEY

The undersigned,

1) being officers and trustees/directors, with the exception of Theodore A. Myers, of:

         a) each of the Van Kampen Open-End Trusts (the "Delaware Open-End Trusts") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust,

         b) the Van Kampen Pennsylvania Tax Free Income Fund (the
"Pennsylvania Open-End Trust"), a Pennsylvania trust, and

         c) the Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, (collectively, the Delaware Open-End Trusts, Pennsylvania Open-End Trust, and the Corporation are referred to herein as the "Open-End Funds");

2) being officers and trustees of:

         a) each of the Van Kampen Closed-End Trusts (the "Massachusetts Closed-End Trusts") as indicated on Schedule 2 attached hereto and incorporated by reference, each a Massachusetts business trust,

         b) each of the Van Kampen Income Trust and Van Kampen Bond Fund (the "Delaware Closed-End Trusts"), each a Delaware business trust,

         c) each of the Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals, Van Kampen Advantage Pennsylvania Municipal Income Trust and Van Kampen Pennsylvania Value Municipal Income Trust (the "Pennsylvania Closed-End Trusts"), each a Pennsylvania trust (collectively, the Massachusetts Closed-End Trusts, Delaware Closed-End Trusts and Pennsylvania Closed-End Trusts are referred to herein as the "Closed-End Funds");

3) being officers and trustees, with the exception of J. Miles Branagan, Jerry
D. Choate, Linda Hutton Heagy, R. Craig Kennedy, Jack E. Nelson and Suzanne H. Woolsey, of:

         a) each of the Van Kampen Senior Income Trust and Van Kampen Senior Loan Fund (the "Senior Loan Funds"), each a Massachusetts business trust;

4) being officers and managing general partners of:

         a) the Van Kampen Exchange Fund (the "Exchange Fund"), a California Limited Partnership (collectively, the Open-End Funds, Closed-End Funds, Senior Loan Funds and Exchange Fund are referred to herein as the "Funds")

do hereby, in the capacities shown below, appoint Sara L. Badler, Stefanie Chang Yu, Lou Anne McInnis and A. Thomas Smith III, each of New York, New York, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, any Registration Statement on Form N-1A of the Open-End Funds or Exchange Fund (including any and all amendments thereto), any Registration Statement on Form N-2 of the Closed-End Funds or Senior Loan Funds (including any and all amendments thereto), any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

                  This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: July 23, 2003

 Signature                                            Title

/s/ Mitchell M. Merin                  President and Trustee/Director/
------------------------------         Managing General Partner
    Mitchell M. Merin

/s/ Ronald E. Robison                  Executive Vice President and Principal
------------------------------         ExecutiveOfficer
    Ronald E. Robison

/s/ John L. Sullivan                   Vice President, Chief Financial
------------------------------         Officer and Treasurer
    John L. Sullivan

/s/ David C. Arch                      Trustee/Director/Managing General Partner
------------------------------
    David C. Arch

/s/ J. Miles Branagan                  Trustee/Director/Managing General Partner
------------------------------
    J. Miles Branagan

/s/ Jerry D. Choate                    Trustee/Director/Managing General Partner
------------------------------
    Jerry D. Choate

/s/ Rod Dammeyer                       Trustee/Director/Managing General Partner
------------------------------
    Rod Dammeyer

/s/ Linda Hutton Heagy                 Trustee/Director/Managing General Partner
------------------------------
    Linda Hutton Heagy

/s/ R. Craig Kennedy                   Trustee/Director/Managing General Partner
------------------------------
    R. Craig Kennedy

/s/ Howard J Kerr                      Trustee/Director/Managing General Partner
------------------------------
    Howard J Kerr

/s/ Theodore A. Myers                  Trustee/Managing General Partner
------------------------------
    Theodore A. Myers

/s/ Jack E. Nelson                     Trustee/Director/Managing General Partner
------------------------------
    Jack E. Nelson

/s/ Richard F. Powers, III             Trustee/Director/Managing General Partner
------------------------------
    Richard F. Powers, III

/s/ Hugo F. Sonnenschein               Trustee/Director/Managing General Partner
------------------------------
    Hugo F. Sonnenschein

/s/ Wayne W. Whalen                    Trustee/Director/Managing General Partner
------------------------------
    Wayne W. Whalen

/s/ Suzanne H. Woolsey                 Trustee/Director/Managing General Partner
------------------------------
    Suzanne H. Woolsey

                                  SCHEDULE 1


VAN KAMPEN U.S. GOVERNMENT TRUST
VAN KAMPEN TAX FREE TRUST
VAN KAMPEN TRUST
VAN KAMPEN EQUITY TRUST
VAN KAMPEN EQUITY TRUST II
VAN KAMPEN TAX FREE MONEY FUND
VAN KAMPEN COMSTOCK FUND
VAN KAMPEN CORPORATE BOND FUND
VAN KAMPEN EMERGING GROWTH FUND
VAN KAMPEN ENTERPRISE FUND
VAN KAMPEN EQUITY AND INCOME FUND
VAN KAMPEN GOVERNMENT SECURITIES FUND
VAN KAMPEN GROWTH AND INCOME FUND
VAN KAMPEN HARBOR FUND
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
VAN KAMPEN PACE FUND
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN RESERVE FUND
VAN KAMPEN TAX-EXEMPT TRUST

                                  SCHEDULE 2

VAN KAMPEN MUNICIPAL INCOME TRUST
VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
VAN KAMPEN HIGH INCOME TRUST
VAN KAMPEN HIGH INCOME TRUST II
VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
VAN KAMPEN MUNICIPAL TRUST
VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
VAN KAMPEN TRUST FOR INSURED MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                             FINANCIAL STATEMENTS

[TO COME]